UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT: September 25, 2013
(Date of earliest event reported)
Hornbeck Offshore Services, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32108	72-1375844
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Northpark Boulevard, Suite 300
Covington, LA
(Address of Principal Executive Offices)

70433
(Zip Code)
(985) 727-2000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events

On September 25, 2013, the Company announced that, on Tuesday, September 24, 2013, it successfully completed its offer to exchange any and all of the $450,000,000 aggregate principal amount of its outstanding 5.000% Series A Senior Notes due 2021 (CUSIPs 440543 AP 1 and U44070 AE 7), which were issued in a private placement and sold in accordance with Rule 144A or Regulation S under the Securities Act of 1933, or the Act, for an equal aggregate principal amount of its 5.000% Series B Senior Notes due 2021 (CUSIP 440543 AQ 9). The issuance of the Series B Senior Notes was registered under the Act.
A copy of the press release is attached.

Item 9.01 - Financial Statements and Exhibits.
(d)        Exhibits.
99.1    Press Release, dated September 25, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hornbeck Offshore Services, Inc.

Date: September 25, 2013	By:	/s/ James O. Harp, Jr.
James O. Harp, Jr.
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.        Exhibit Description

99.1    Press Release, dated September 25, 2013